Pursuant to Rule 497(e)

Registration No. 002-85370

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated September 12, 2006, to the Prospectus dated May 1, 2006

As Supplemented July 12, 2006

Effective immediately, footnote number 5 to the Annual Fund Operating Expense table on page 5 of the Funds’ prospectus is replaced with the following:

“5. The Board of Directors (the “Board or the “Directors”), including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to certain net expense ratios. The Adviser will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the following net expense ratios: 0.80% for Class I shares of the SunAmerica Money Market Fund; and 0.95% for Class A shares and 1.70% for Class B and Class C shares of the SunAmerica Municipal Money Market Fund. The Adviser may not increase such ratios, which are contractually required by agreement with the Board, without the approval of the Board, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors. For the fiscal year ending December 31, 2005, the Adviser did not waive or reimburse any of the fees or expenses pursuant to the expense limitation agreement for Class A shares of the SunAmerica Municipal Money Market Fund because the Total Annual Fund Operating Expenses did not exceed the contractual limits on expenses.”

* * * *

Effective immediately, in the “Shareholder Account Information” section of the Funds’ prospectus, under the heading “Waivers for Certain Investors” on page 9, the following two bullet points have been added after the fourth bullet point:

“Waivers for Certain Investors for Class B and Class C shares. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of Class B and C shares.

The Funds reserve the right to modify or to cease offering these programs at any time:

•	Eligible participant distributions from employer sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services, such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).”

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated September 12, 2006, to the

Statement of Additional Information (“SAI”) dated May 1, 2006,

As Supplemented May 25, 2006

Effective immediately, the description of the Funds’ policies and procedures with respect to the disclosure of non-public portfolio holdings information on pages 37 and 38 of the Funds’ SAI is replaced with the following:

“DISCLOSURE OF PORTFOLIO HOLDINGS

POLICIES AND PROCEDURES

The Board of Directors (the “Board”) has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings have been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Funds’ policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s legal department. The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and it is determined that no material conflicts between the Fund’s shareholders and the Fund’s affiliates exist. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolios’ operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Fund’s Board. The entities to whom the Funds’ provide portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.”

* * * *

Effective immediately, the first and third paragraphs under the heading “Waiver of CDSCs” on pages 43 and 44 of the Funds’ SAI are deleted and replaced in their entirety by the following:

“Death

CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.”

“Distributions

CDSCs may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.”